EXHIBIT 99.2

GLIMCHER

Supplemental Information
For The Three and Nine Months Ended September 30, 2005

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2005

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1
Year-to-Date Income Statement	Page 2
Calculation of Funds from Operations and FFO Payout Ratio	Page 3
EBITDA, Operating Ratios and Earnings per Share	Page 4

Balance Sheet Data:
Comparative Balance Sheets	Page 5
Market Capitalization and Debt Coverage Ratios	Page 6
Debt Schedule	Page 7
Debt Maturities Schedule	Page 8

Operational Data:
Occupancy Statistics	Page 9
Leasing Results and Re-leasing Spreads	Page 10
Mall Portfolio Statistics by Asset Category	Page 11
Summary of Significant Tenants	Page 12
Top 10 Regional Mall Tenants	Page 13
Lease Expiration Schedule	Page 14

Development Activity:
Capital Expenditures	Page 15
Redevelopment Activity	Page 16

Quarterly Income Statement
(dollars in thousands)

	Three Months Ended September 30,
	2005			2004
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents	$54,037	$2,326	$56,363	$49,722	$3,941	$53,663
Percentage rents	1,428	51	1,479	1,615	(20)	1,595
Tenant reimbursements	24,011	1,372	25,383	22,930	1,826	24,756
Out parcel sales	110	-	110	-	-	-
Other (See components below)	5,190	115	5,305	4,734	156	4,890
Total Revenues	84,776	3,864	88,640	79,001	5,903	84,904

Expenses:
Property operating expenses	(18,576)	(1,369)	(19,945)	(17,690)	(1,640)	(19,330)
Real estate taxes	(9,646)	(362)	(10,008)	(8,952)	(548)	(9,500)
	(28,222)	(1,731)	(29,953)	(26,642)	(2,188)	(28,830)
Provision for credit losses	(1,270)	(63)	(1,333)	(1,407)	(72)	(1,479)
Other operating expenses	(2,373)	(140)	(2,513)	(1,793)	(98)	(1,891)
Cost related to sales of out parcels	(27)	-	(27)	-	-	-
Real estate depreciation and amortization	(17,666)	(457)	(18,123)	(17,151)	(1,171)	(18,322)
Non-real estate depreciation and amortization	(541)	(10)	(551)	(496)	(31)	(527)
General and administrative	(3,647)	(10)	(3,657)	(3,621)	(9)	(3,630)
Total Expenses	(53,746)	(2,411)	(56,157)	(51,110)	(3,569)	(54,679)

Operating Income	31,030	1,453	32,483	27,891	2,334	30,225

Interest income	90	17	107	33	6	39
Interest expense	(20,542)	(1,056)	(21,598)	(20,704)	(1,152)	(21,856)
Loan fee amortization	(666)	(5)	(671)	(657)	(35)	(692)
Equity in income of unconsolidated entities	-	-	-	-	-	-
Income before minority interest and discontinued operations	9,912	409	10,321	6,563	1,153	7,716
Minority interest in operating partnership	618	-	618	(1,830)	-	(1,830)
Income from continuing operations	10,530	409	10,939	4,733	1,153	5,886
Discontinued Operations:
Gain (loss) on sales of properties	1,737	-	1,737	18,777	-	18,777
Impairment Loss	(15,018)	-	(15,018)	-	-	-
Income from operations	409	(409)	-	1,153	(1,153)	-
Net income	(2,342)	-	(2,342)	24,663	-	24,663
Preferred stock dividends	(4,360)	-	(4,360)	(4,360)	-	(4,360)
Issuance Costs write-off upon Series B Redemption	-	-	-	-	-	-
Net income available to common shareholders	$(6,702)	$-	$(6,702)	$20,303	$-	$20,303

Components of Other Revenue:
Fee Income	$-	$-	$-	$38	$-	$38
Specialty leasing and sponsorship income	3,435	115	3,550	3,679	156	3,835
Other	1,755	-	1,755	1,017	-	1,017
Total	$5,190	$115	$5,305	$4,734	$156	$4,890

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS - FAS 144
(in thousands, except per share data)

	Nine Months Ended September 30,
	2005			2004
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents	$154,668	$8,199	$162,867	$149,967	$16,991	$166,958
Percentage rents	4,170	338	4,508	4,385	148	4,533
Tenant reimbursements	70,998	4,854	75,852	70,258	5,477	75,735
Out parcel sales	1,560	-	1,560	2,228	-	2,228
Other (see components below)	13,411	902	14,313	14,033	497	14,530
Total Revenues	244,807	14,293	259,100	240,871	23,113	263,984

Expenses:
Property operating expenses	(52,946)	(4,190)	(57,136)	(55,089)	(5,208)	(60,297)
Real estate taxes	(28,530)	(1,315)	(29,845)	(26,492)	(2,097)	(28,589)
	(81,476)	(5,505)	(86,981)	(81,581)	(7,305)	(88,886)
Provision for credit losses	(3,461)	(219)	(3,680)	(4,159)	(705)	(4,864)
Other operating expenses	(5,980)	(461)	(6,441)	(5,139)	(375)	(5,514)
Cost related to sales of out parcels	(1,036)	-	(1,036)	(1,649)	-	(1,649)
Real estate depreciation and amortization	(54,623)	(2,299)	(56,922)	(52,194)	(5,339)	(57,533)
Non-real estate depreciation and amortization	(1,533)	(76)	(1,609)	(1,558)	(102)	(1,660)
General and administrative	(15,469)	(17)	(15,486)	(10,121)	(12)	(10,133)
Total Expenses	(163,578)	(8,577)	(172,155)	(156,401)	(13,838)	(170,239)

Operating Income	81,229	5,716	86,945	84,470	9,275	93,745

Interest income	211	43	254	175	17	192
Interest expense	(61,138)	(3,226)	(64,364)	(64,503)	(3,657)	(68,160)
Loan fee amortization	(1,944)	(45)	(1,989)	(3,666)	(124)	(3,790)
Equity in income of unconsolidated entities	-	-	-	3	-	3
Income before minority interest and discontinued operations	18,358	2,488	20,846	16,479	5,511	21,990
Minority interest in operating partnership	577	-	577	(2,135)	-	(2,135)
Income from continuing operations	18,935	2,488	21,423	14,344	5,511	19,855
Discontinued Operations:
Gain on sales of properties	1,703	-	1,703	21,797	-	21,797
Impairment loss	(16,393)	-	(16,393)	-	-	-
Income from operations	2,488	(2,488)	-	5,511	(5,511)	-
Net income	6,733	-	6,733	41,652	-	41,652
Preferred stock dividends	(13,078)	-	(13,078)	(13,158)	-	(13,158)
Issuance Costs write-off upon Series B Redemption	-	-	-	(4,878)	-	(4,878)
Net income available to common shareholders	$(6,345)	$-	$(6,345)	$23,616	$-	$23,616

Components of Other Revenue:
Fee Income	$-	$-	$-	$53	$-	$53
Specialty leasing and sponsorship income	10,042	902	10,944	11,032	497	11,529
Other	3,369	-	3,369	2,948	-	2,948
Total	$13,411	$902	$14,313	$14,033	$497	$14,530

Note: Pre FAS 144 column includes both continuing and discontinued operations.

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2005				2004
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	12 mos
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income available to common shareholders	$1,437	$(1,080)	$(6,702)	$(6,345)	$760	$2,553	$20,303	$5,744	$29,360
Real estate depreciation and amortization	18,306	20,493	18,123	56,922	20,428	18,783	18,322	19,437	76,970
Share of joint venture real estate depreciation and amortization	-	-	-	-	39	-	-	-	39
Minority interest in operating partnership	136	(95)	(618)	(577)	54	251	1,830	771	2,906
Loss (gain) on sales of properties	30	4	(1,737)	(1,703)	(3,071)	51	(18,777)	2,151	(19,646)
FFO	$19,909	$19,322	$9,066	$48,297	$18,210	$21,638	$21,678	$28,103	$89,629

Weighted average common shares outstanding - diluted	39,703	39,830	39,956	39,831	39,300	39,405	39,547	39,708	39,496

FFO per diluted share	$0.50	$0.49	$0.23	$1.21	$0.46	$0.55	$0.55	$0.71	$2.27
Add back of preferred stock redemption costs	$-	$-	$-	$-	$0.12	$-	$-	$-	$0.12
Add back impairment losses	$-	$0.03	$0.38	$0.41	$-	$-	$-	$-	$-
Adjusted FFO per share	$0.50	$0.52	$0.60	$1.62	$0.58	$0.55	$0.55	$0.71	$2.39

	2005				2004
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	12 mos
	Mar. 31	June. 30	Sept. 30	Sept. 30	Mar. 31	June. 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$1.4424	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO Payout ratio after add back of issuance cost write off and impairment losses	95.9%	92.5%	79.8%	88.9%	82.4%	87.6%	87.7%	67.9%	80.5%

	2005				2004
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO
Deferred Leasing Costs	1,018	1,277	1,586	3,881	1,535	1,585	1,151	626	4,897
Straight line adjustment as increase (decrease) to minimum rents	450	(28)	(72)	350	194	513	135	(228)	614
Fair Value of Debt amortized as reduction to interest expense	107	107	107	321	107	107	107	107	428
Intangible Amortization increase to minimum rents	204	207	216	627	309	239	190	203	941
Impairment loss	-	1,375	15,018	16,393	-	-	-	-	-
Issuance Costs write-off upon Series B Redemption	-	-	-	-	4,878	-	-	-	4,878

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2005				2004
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income	$5,796	$3,279	$(2,342)	$6,733	$10,077	$6,912	$24,663	$10,103	$51,755
Interest expense (continuing and discontinued operations)	21,186	21,580	21,598	64,364	23,240	23,064	21,856	21,617	89,777
Loan fee amortization (continuing and discontinued operations)	642	676	671	1,989	1,010	2,088	692	593	4,383
Taxes (continuing and discontinued operations)	242	290	303	835	21	75	198	357	651
Depreciation and amortization (continuing and discontinued operations)	18,825	21,032	18,674	58,531	21,024	19,320	18,849	19,992	79,185
EBITDA	46,691	46,857	38,904	132,452	55,372	51,459	66,258	52,662	225,751
Minority Interest in operating partnership	136	(95)	(618)	(577)	54	251	1,830	771	2,906
Loss (gain) on sales of properties and properties held for sale and impairment charges	30	1,379	13,281	14,690	(3,071)	51	(18,777)	2,151	(19,646)
Adjusted EBITDA	$46,857	$48,141	$51,567	$146,565	$52,355	$51,761	$49,311	$55,584	$209,011

Operating Ratios:
General and administrative / total revenues	7.8%	7.0%	4.3%	6.3%	3.5%	4.5%	4.6%	4.6%	4.1%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.1%	89.4%	85.1%	87.1%	86.0%	86.3%	86.1%	89.6%	86.9%

Earnings per Share:
Weighted average common shares outstanding - basic	35,713	35,837	36,146	35,900	35,130	35,501	35,574	35,614	35,456
Weighted average common shares outstanding - diluted	39,703	39,830	39,956	39,831	39,300	39,405	39,547	39,708	39,496

Earnings per share - basic	$0.04	$(0.03)	$(0.19)	$(0.18)	$0.02	$0.07	$0.57	$0.16	$0.83

Earnings per share - diluted	$0.04	$(0.03)	$(0.18)	$(0.17)	$0.02	$0.07	$0.56	$0.16	$0.82

BALANCE SHEETS
(dollars in thousands)

	2005			2004
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$304,337	$302,864	$291,997	$304,175
Building, improvements and equipment	1,927,526	1,922,291	1,837,134	1,925,283
Developments in progress	30,902	32,211	43,772	21,182
	2,262,765	2,257,366	2,172,903	2,250,640
Less accumulated depreciation	451,298	456,662	455,773	435,821
Net property and equipment	1,811,467	1,800,704	1,717,130	1,814,819

Deferred leasing costs, net	18,149	18,440	18,258	18,889
Assets held for sale	-	11,334	75,178	1,590
Net investment in real estate	1,829,616	1,830,478	1,810,566	1,835,298

Cash and cash equivalents	5,051	8,330	9,709	8,446
Restricted cash	13,096	15,496	17,369	16,330
Tenant accounts receivable, net	49,450	47,042	48,568	51,873
Deferred expenses, net	8,752	8,048	9,310	9,449
Prepaid and other assets	27,367	27,864	27,662	25,628
Total Assets	$1,933,332	$1,937,258	$1,923,184	$1,947,024

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,323,793	$1,319,338	$1,301,083	$1,328,604
Notes payable	82,600	109,200	129,000	74,000
Accounts payable and accrued expenses	51,988	50,437	58,694	53,892
Distributions payable	23,238	23,328	23,406	23,186
	1,481,619	1,502,303	1,512,183	1,479,682

Minority interest in partnership	22,051	20,458	17,001	23,520

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000
Common shares of beneficial interest	358	360	364	357
Additional paid-in capital	536,494	540,257	543,983	534,286
Unvested restricted shares	(597)	(1,173)	(1,185)	-
Distributions in excess of accumulated earnings	(316,558)	(334,912)	(359,129)	(300,786)
Other comprehensive loss	(35)	(35)	(33)	(35)
Total Liabilities and Shareholders' Equity	$1,933,332	$1,937,258	$1,923,184	$1,947,024

MARKET CAPITALIZATION, and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2005			2004
	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$23.70	$27.75	$24.47	$27.10	$22.12	$24.30	$27.71	$27.71

Market Capitalization Ratio:
Common shares outstanding	35,791	35,980	36,379	35,389	35,561	35,586	35,683	35,683
Operating Partnership units outstanding	3,474	3,473	3,237	3,563	3,563	3,563	3,474	3,474
Total common shares and units outstanding at end of period	39,265	39,453	39,616	38,952	39,124	39,149	39,157	39,157

Valuation - Common shares and operating partnership units outstanding	$930,581	$1,094,821	$969,404	$1,055,599	$865,423	$951,321	$1,085,040	$1,085,040
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,406,393	1,428,538	1,430,083	1,501,768	1,496,069	1,397,134	1,402,604	1,402,604
Total market capitalization	$2,546,974	$2,733,359	$2,609,487	$2,767,367	$2,571,492	$2,558,455	$2,697,644	$2,697,644

Debt / Market capitalization	55.2%	52.3%	54.8%	54.3%	58.2%	54.6%	52.0%	52.0%
Debt / Gross asset value (1)	59.0%	59.7%	60.1%	60.2%	60.7%	58.3%	58.9%	58.9%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.2	2.4	2.3	2.2	2.3	2.6	2.3
(Adjusted EBITDA from page 4 / interest expense)
Debt service coverage ratio	1.8	1.9	2.0	1.9	1.9	1.9	2.2	2.0
(Adjusted EBITDA / interest expense + scheduled principal payments)

(1) Gross Asset Value is total assets plus accumulated depreciation

DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2005	2004	2005	2004	Terms	Terms	at Maturity	Maturity
Weberstown Mall, LLC	$19,193	$19,383	7.43%	7.43%		(a)	$19,033	May 1, 2006
SAN Mall, LP	33,644	33,985	8.35%	8.35%		(a)	$32,615	(d)
Colonial Park Mall, LP	33,101	33,459	7.73%	7.73%		(a)	$32,033	(d)
Mount Vernon Venture, LLC	8,892	8,968	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC	44,750	45,292	7.84%	7.84%		(a)	$42,302	(e)
Morgantown Mall Associates, LP	53,601	54,227	6.89%	6.89%		(a)	$50,823	(e)
Grand Central, LP	48,755	49,276	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	39,317	39,606	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	41,067	41,387	8.20%	8.20%		(a)	$38,543	(f)
Glimcher Ashland Venture, LLC	25,428	25,770	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	56,917	57,481	8.27%	8.27%		(a)	$49,864	(g)
Glimcher WestShore, LLC	97,182	98,275	5.09%	5.09%		(a)	$84,824	September 9, 2012
University Mall, LP	64,157	65,050	7.09%	7.09%		(a)	$52,524	(h)
PFP Columbus, LLC	145,004	146,631	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	135,831	137,285	5.42%	5.42%		(a)	$116,922	(i)
JG Elizabeth, LLC	162,001	163,827	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	111,271	112,423	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	60,541	61,107	7.54%	7.54%		(a)	$49,969	(j)
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,199,652	1,212,432
Variable Rate
Montgomery Mall Associates, LP	25,000	-	5.60%	n/a	(k)	(b)	$25,000	February 1, 2006
GM Olathe, LLC	30,000	30,000	5.77%	4.40%	(l)	(b)	$30,000	June 9, 2006
Glimcher Columbia, LLC	7,787	7,955	6.19%	4.78%	(m)	(a)	$7,595	August 1, 2006
EM Columbus, LLC	36,643	24,000	5.83%	4.42%	(n)	(b)	$36,643	January 1, 2007
	99,430	61,955
Other
Fair Value Adjustment - Polaris Center, LLC	2,001	2,322
Extinguished Debt	-	51,895

Total Mortgage Notes Payable	$1,301,083	$1,328,604

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires semi-annual payments of interest.
(d)	The loan matures in October 2027, with an optional prepayment date on October 11, 2007.
(e)	The loan matures in September 2028, with an optional prepayment date on September 11, 2008.
(f)	The loan matures in June 2030, with an optional prepayment date on June 1, 2010.
(g)	The loan matures in July 2027, with an optional prepayment date on July 11, 2012.
(h)	The loan matures in January 2028, with an optional prepayment date on January 11, 2013.
(i)	The loan matures in June 2033, with an optional prepayment date on June 11, 2013.
(j)	The loan matures in September 2029, with an optional prepayment date on February 11, 2015.
(k)	Interest rate of LIBOR plus 185 basis points.
(l)	Interest rate of LIBOR (capped by a derivative at 6.00%) plus 200 basis points until maturity.
(m)	Interest rate of LIBOR plus 250 basis points.
(n)	Interest rate of LIBOR plus 200 basis points.

DEBT MATURITIES
(dollars in thousands)

	Balance
Description	9/30/2005	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016+
Fixed Rate
Weberstown Mall, LLC	$19,193	$67	$19,126	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
SAN Mall, LP	33,644	121	503	33,020	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	33,101	126	523	32,452	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,892	27	111	120	8,634	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	44,750	191	793	859	42,907	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	53,601	219	907	972	51,503	-	-	-	-	-	-	-	-
Grand Central, LP	48,755	183	757	814	865	46,136	-	-	-	-	-	-	-
Johnson City Venture, LLC	39,317	103	427	464	496	549	37,278	-	-	-	-	-	-
Polaris Center, LLC	41,067	114	471	512	547	604	38,819	-	-	-	-	-	-
Ashland Venture, LLC	25,428	120	498	536	572	620	668	22,414	-	-	-	-	-
Dayton Mall Venture, LLC	56,917	200	831	903	969	1,066	1,159	1,260	50,529	-	-	-	-
Glimcher WestShore, LLC	97,182	378	1,549	1,631	1,703	1,807	1,902	2,003	86,209	-	-	-	-
University Mall, LP	64,157	312	1,294	1,390	1,481	1,604	1,723	1,851	1,977	52,525	-	-	-
PFP Columbus, LLC	145,004	564	2,311	2,437	2,548	2,708	2,855	3,011	3,155	125,415	-	-	-
LC Portland, LLC	135,831	505	2,070	2,187	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-
JG Elizabeth, LLC	162,001	631	2,580	2,709	2,823	2,986	3,135	3,292	3,437	3,629	136,779	-	-
MFC Beavercreek, LLC	111,271	400	1,639	1,732	1,814	1,933	2,043	2,159	2,265	2,409	94,877	-	-
Glimcher SuperMall Venture, LLC	60,541	200	826	892	949	1,037	1,119	1,208	1,292	1,406	1,517	50,095	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	-	19,000
	1,199,652	4,461	37,216	83,630	120,101	63,489	93,278	39,920	151,720	303,569	233,173	50,095	19,000
Variable Rate
Montgomery Mall Associates, LP	25,000	-	25,000
GM Olathe, LLC	30,000	-	30,000	-	-	-	-	-	-	-	-	-	-
Glimcher Columbia, LLC	7,787	-	7,787	-	-	-	-	-	-	-	-	-	-
EM Columbus, LLC	36,643	-	36,643	-	-	-	-	-	-	-	-	-	-
	99,430	-	99,430	-	-	-	-	-	-	-	-	-	-

Total Mortgage Notes Payable	1,299,082	4,461	136,646	83,630	120,101	63,489	93,278	39,920	151,720	303,569	233,173	50,095	19,000

Credit Facility	129,000	-	-	-	129,000	-	-	-	-	-	-	-	-
Total Notes Payable	129,000	-	-	-	129,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	2,001	107	428	428	428	428	182	-	-	-	-	-	-

Total Debt	$1,430,083	$4,568	$137,074	$84,058	$249,529	$63,917	$93,460	$39,920	$151,720	$303,569	$233,173	$50,095	$19,000

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
Property Type	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Mall Anchors	92.6%	91.3%	91.3%	93.7%	94.5%
Mall Stores	87.5%	88.0%	87.6%	88.5%	85.8%
Total Mall Portfolio	90.8%	90.1%	90.0%	91.8%	91.4%

Community Center Anchors	63.9%	63.8%	63.8%	67.9%	66.2%
Community Center Stores	64.8%	63.7%	65.3%	66.6%	69.1%
Total Community Center Portfolio	64.1%	63.8%	64.2%	67.6%	66.9%

	Occupancy (1)
Property Type		9/30/2005		9/30/2004

Total Mall Portfolio		90.8%		91.4%
Comparable Mall Portfolio		90.8%		91.6%

Total Community Center Portfolio		64.1%		66.9%
Comparable Community Center Portfolio		64.1%		70.8%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

LEASING RESULTS AND RE-LEASING SPREADS

Leasing Activity
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2005:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	236,689	124,753	361,442	$5.20	$7.78	$6.09	$6.13
Mall Stores	178,043	306,566	484,609	$29.03	$25.56	$26.83	$25.05

Community Center Anchors	-	-	-	$-	$-	$-	$6.39
Community Center Stores	46,760	29,847	76,607	$8.36	$8.38	$8.37	$13.08

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2005 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents						Percent
								Total	Total Prior	Change in
Property Type	New Leases	Rollover Leases	Total	New Leases	Prior Tenants	Rollover Leases	Prior Rent	New/ Rollover	Tenants/ Rent	Base Rent
Three months ended September 30, 2005
Mall Anchors	32,687	25,795	58,482	$10.00	$10.65	$2.33	$1.10	$6.62	$6.44	3%
Mall Stores	19,009	129,565	148,574	$29.38	$26.43	$26.38	$23.34	$26.76	$23.74	13%

Nine months ended September 30, 2005
Mall Anchors	166,043	124,753	290,796	$4.72	$4.48	$7.78	$9.75	$6.03	$6.74	-11%
Mall Stores	67,319	296,422	363,741	$28.71	$27.04	$26.32	$23.98	$26.76	$24.55	9%

(1) This report excludes ground leases, ATM's and development projects.

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of September 30, 2005

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot Sept. 2005	Average Mall Store Sales Per Square Foot Sept. 2004	Mall Store Occupancy 9/30/2005	Mall Store Occupancy 9/30/04	% of Mall Portfolio NOI (1)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,293,035
Lloyd Center	Portland, OR	23	1,445,281
Mall at Fairfield Commons	Dayton, OH	53	1,135,955
Mall at Johnson City	Johnson City, TN	85	530,946
Polaris Fashion Place	Columbus, OH	33	1,580,553
Weberstown Mall	Stockton, CA	76	859,026
WestShore Plaza	Tampa, FL	21	1,060,251
			7,905,047	$398	$387	94.5%	90.3%	49%

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot Sept. 2005	Average Mall Store Sales Per Square Foot Sept. 2004	Mall Store Occupancy 9/30/2005	Mall Store Occupancy 9/30/04	% of Mall Portfolio NOI (1)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	441,491
Colonial Park Mall	Harrisburg, PA	67	745,895
Dayton Mall	Dayton, OH	53	1,294,306
Eastland Mall (NC)	Charlotte, NC	34	1,065,328
Grand Central Mall	Parkersburg, WV	>100	906,791
Indian Mound Mall	Columbus, OH	33	557,042
Morgantown Mall	Morgantown, WV	>100	541,145
Northtown Mall	Minneapolis, MN	15	801,430
River Valley Mall	Columbus, OH	33	572,120
Supermall of the Great NW	Seattle, WA	13	942,271
University Mall	Tampa, FL	21	1,317,323
			9,185,142	$299	$299	85.2%	86.1%	42%

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot Sept. 2005	Average Mall Store Sales Per Square Foot Sept. 2004	Mall Store Occupancy 9/30/2005	Mall Store Occupancy 9/30/04	% of Mall Portfolio NOI (1)

OPPORTUNISTIC

Almeda Mall	Houston, TX	10	797,353
Eastland Mall (OH)	Columbus, OH	33	895,806
Great Mall of the Great Plains	Kansas City, KS	26	811,378
Montgomery Mall	Montgomery, AL	>100	726,883
New Towne Mall	New Philadelphia, OH	>100	516,250
Northwest Mall	Houston, TX	10	794,004
			4,541,674	$244	$231	79.0%	77.0%	9%

TOTAL MALL PORTFOLIO			21,631,863	$333	$320	87.5%	85.8%	100%

(1) Based on 2004 Net Operating Income

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2005

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	31	413,549	$6,023,739	2.9%
Limited Brands, Inc.	54	308,867	5,852,434	2.8%
Foot Locker, Inc.	55	240,206	5,825,552	2.8%
Sterling Inc.	36	57,783	4,285,597	2.1%
Sears Holding Corporation	24	2,883,307	3,822,984	1.8%
Steve & Barry's University Sportswear	8	549,785	3,779,043	1.8%
JCPenney Company, Inc.	18	1,907,562	3,626,337	1.7%
Saks Incorporated	5	471,355	3,401,692	1.6%
Burlington Coat Factory	9	592,605	3,052,968	1.5%
Zales Corporation	42	42,333	2,998,762	1.4%
Luxottica Group	53	81,636	2,983,070	1.4%
American Eagle Outfitters	18	100,523	2,424,217	1.2%
Regal Cinemas	7	246,293	2,411,823	1.2%
Finish Line, Inc.	20	112,015	2,370,105	1.1%
Genesco Inc.	42	59,637	2,248,464	1.1%
Total tenants representing > 1.0%	422	8,067,456	$55,106,787	26.4%

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2005

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	54	308,867	$5,852,434	3.0%
Foot Locker, Inc.	55	240,206	$5,825,552	3.0%
Sterling Inc.	35	52,003	$4,199,357	2.1%
Gap, Inc.	25	248,061	$3,574,856	1.8%
Zales Corporation	42	42,333	$2,998,762	1.5%
Luxottica Group	53	81,636	$2,983,070	1.5%
American Eagle Outfitters	18	100,523	$2,424,217	1.2%
Finish Line, Inc.	20	112,015	$2,370,105	1.2%
Genesco, Inc.	42	59,637	$2,248,464	1.1%
Claire's Boutique	36	43,014	$1,855,292	0.9%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corporation	17	2,409,237	$1,763,810	11.1%
Federated Department Stores	11	2,338,119	$505,000	10.8%
JC Penney Company, Inc.	15	1,853,908	$3,507,992	8.6%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.9%
Burlington Coat Factory	7	583,083	$2,865,968	2.7%
Belks	6	576,531	$1,894,752	2.7%
Steve & Barry's University Sportswear	7	534,714	$3,537,907	2.5%
Dillard's	3	533,962	$-	2.5%
Saks Incorporated	5	471,355	$3,401,962	2.2%
Wal-Mart Stores, Inc.	2	264,734	$1,341,846	1.2%

LEASE EXPIRATION SCHEDULE
As of September 30, 2005

Mall Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2005	239	246,119	518,541	764,660	3.9%	$1,255,468	$10,333,134	$11,588,602	$5.10	$23.95	5.9%
2006	517	637,118	1,272,393	1,909,511	9.7%	3,012,599	22,067,220	25,079,819	$4.88	$19.14	12.8%
2007	264	629,671	670,987	1,300,658	6.6%	2,030,201	15,544,166	17,574,367	$3.22	$25.31	9.0%
2008	248	706,821	520,695	1,227,516	6.3%	2,185,596	15,000,914	17,186,510	$3.20	$31.22	8.8%
2009	244	1,541,102	662,937	2,204,039	11.2%	4,937,202	15,992,478	20,929,680	$5.19	$27.22	10.7%
Thereafter	891	9,134,781	3,098,510	12,233,291	62.3%	29,918,825	73,681,839	103,600,664	$7.60	$28.22	52.8%
	2,403	12,895,612	6,744,063	19,639,675	100.0%	$43,339,891	$152,619,751	$195,959,642	$6.13	$25.05	100.0%

Community Center Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2005	19	25,900	45,987	71,887	4.6%	$77,700	$598,808	$676,508	$3.00	$13.02	5.5%
2006	19	23,600	70,233	93,833	6.0%	123,900	660,995	784,895	$5.25	$9.41	6.4%
2007	16	59,658	37,778	97,436	6.3%	375,860	421,556	797,416	$6.30	$11.16	6.5%
2008	12	48,530	40,010	88,540	5.7%	177,913	306,753	484,666	$3.67	$10.09	4.0%
2009	13	327,702	53,800	381,502	24.6%	1,053,184	700,330	1,753,514	$3.21	$13.92	14.3%
Thereafter	41	677,385	141,428	818,813	52.8%	5,623,358	2,140,312	7,763,670	$8.30	$15.92	63.3%
	120	1,162,775	389,236	1,552,011	100.0%	$7,431,915	$4,828,754	$12,260,669	$6.39	$13.08	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

CAPITAL EXPENDITURES
(dollars in thousands)

	for the three months ended Sept. 30
	Consolidated	Consolidated
	Properties	Properties
	2005	2004

New Developments	$842	$222

Redevelopment projects	$13,508	$2,012

Property Capital Expenditures:
Tenant Improvements and Tenant Allowances:
Anchor Replacement	$1,959	$1,555
Non-anchor replacement	2,301	2,564
Operational capital expenditures	2,539	695
Total Property Capital Expenditures	$6,799	$4,814

	for the nine months ended Sept. 30
	Consolidated	Consolidated
	Properties	Properties
	2005	2004

New Developments	$7,635	$578

Redevelopment projects	$35,728	$7,421

Property Capital Expenditures:
Tenant Improvements and Tenant Allowances:
Anchor Replacement	$2,562	$3,919
Non-anchor replacement	6,900	5,915
Operational capital expenditures	4,477	2,841
Total Property Capital Expenditures	$13,939	$12,675

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Location	Total Project Cost	Investments nine-months ended Sept. 30, 2005	Planned Investments Remainder of 2005	Total Planned Investments During 2005	Opening Date	Project Initial Yield(1)

Eastland Mall	Columbus, OH	$23,000	$10,400	6,500	16,900	2006	3%	(2)

Dayton Mall	Dayton, OH	30,000	2,300	4,700	7,000	2006	9%

Polaris Fashion Place	Columbus, OH	5,000	3,400	1,200	4,600	2006	12%

Mall at Fairfield Commons	Dayton, OH	10,700	2,400	-	2,400	2006	9%

Northtown Mall	Minneapolis, MN	9,800	2,000	1,300	3,300	2006	9%

Grand Central Mall	Parkersburg, WV	4,400	2,400	600	3,000	4Q-2005	13%

Montgomery Mall	Montgomery, AL	7,500	4,300	-	4,300	2006	11%

Great Mall	Kansas City, KS	5,000	2,300	-	2,300	2006	10%

Other Miscellaneous Projects		7,200	6,200	1,000	7,200

Total Redevelopments and Expansions		$102,600	$35,700	$15,300	$51,000

(1) Represents projected return on current investment only (does not include internal allocation of land value)
(2) After the final phase of redevelopment, the Eastland Mall is projected to stabilize at an overall yield of 10%